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                                                                   EXHIBIT 10.11

                              AMENDMENT NUMBER TWO
                            TO EMPLOYMENT AGREEMENT

     This Amendment to the Employment Agreement dated as of January 4, 1994, between Plantronics, Inc., a Delaware corporation (the "Company") and Robert S. Cecil (the "Executive") is entered into as of January 1, 1998.

                                    RECITALS

     A. The Company and the Executive are parties to an Employment Agreement entered into as of January 4, 1994, as amended pursuant to Amendment Number One entered into as of January 4, 1995 (the "Employment Agreement").

     B. The Company and the Executive desire to clarify and amend the Employment Agreement effective January 1, 1998.

     In consideration of the foregoing and the respective covenants and agreements of the parties contained herein, the Company and the Executive agree as follows:

     1.   Paragraph 4 - Base Salary: Shall be amended to provide as follows:

     "For all services to be rendered by the Executive pursuant to this Agreement, the Company agrees to pay the Executive during the Employment Period a base salary (the "Base Salary") at an annual rate of not less than $526,350, effective January 1, 1998. The Base Salary shall be paid in periodic installments in accordance with the Company's regular payroll practices. The Company agrees to review the Base Salary at least annually as of the payroll payment date nearest each anniversary of the Amended Effective Date (beginning in 1998), and to make such increases therein as the Board of Directors may approve."

     2. In all other respects, the Employment Agreement shall continue in full force and effect without change.

     3. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned representative of the Company, on behalf of the Company and the Company's Board of Directors and Compensation Committee, and the Executive have executed this Amendment as of the date set forth above.

PLANTRONICS, INC.                       EXECUTIVE



By: /s/ J. SIDNEY WEBB                  By: /s/ ROBERT S. CECIL
    ---------------------------------       ------------------------------------
    J. Sidney Webb                          Robert S. Cecil